Exhibit 99.2

Stifel Financial Corp. (SF)
Financial Results

3rd Quarter 2021

STIFEL

Quarterly Financial Supplement

STIFEL

Consolidated Financial Highlights
	Three Months Ended					Nine Months Ended
(Unaudited, $ in 000s except per share information)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change	9/30/2021	9/30/2020	% Change
Net revenues	$1,144,938	$883,300	29.6%	$1,153,136	(0.7%)	$3,432,863	$2,692,151	27.5%
Net income	$192,376	$120,527	59.6%	$198,077	(2.9%)	$563,468	$315,003	78.9%
Preferred dividends	9,689	9,897	(2.1%)	8,289	16.9%	26,267	19,584	34.1%
Net income available to common shareholders	$182,687	$110,630	65.1%	$189,788	(3.7%)	$537,201	$295,419	81.8%
Earnings per diluted common share (1)	$1.62	$1.06	52.8%	$1.67	(3.0%)	$4.76	$2.77	71.8%
Earnings per diluted common share available to common shareholders (1)	$1.54	$0.97	58.8%	$1.60	(3.8%)	$4.54	$2.60	74.6%
Non-GAAP financial summary (2):
Net revenues	$1,144,938	$883,300	29.6%	$1,153,098	(0.7%)	$3,433,016	$2,692,330	27.5%
Net income	$205,342	$130,422	57.4%	$210,356	(2.4%)	$600,412	$347,377	72.8%
Preferred dividends	9,689	9,897	(2.1%)	8,289	16.9%	26,267	19,584	34.1%
Net income available to common shareholders	$195,653	120,525	62.3%	202,067	(3.2%)	574,145	327,793	75.2%
Earnings per diluted common share (1)	$1.73	$1.15	50.4%	$1.77	(2.3%)	$5.07	$3.06	65.7%
Earnings per diluted common share available to common shareholders (1)	$1.65	$1.06	55.7%	$1.70	(2.9%)	$4.85	$2.89	67.8%

Weighted average number of common shares outstanding (1)
Basic	107,379	105,941	1.4%	107,837	(0.4%)	107,655	106,221	1.4%
Diluted	118,475	113,775	4.1%	118,602	(0.1%)	118,355	113,568	4.2%
Period end common shares outstanding (1)	104,263	102,916	1.3%	104,865	(0.6%)	104,263	102,916	1.3%
Cash dividends declared per common share (1)	$0.15	$0.11	36.4%	$0.15	0.0%	$0.45	$0.33	36.4%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 1 of 17

GAAP Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s except per share information)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change	9/30/2021	9/30/2020	% Change
Revenues:
Commissions	$189,239	$172,654	9.6%	$195,579	(3.2%)	$598,432	$560,780	6.7%
Principal transactions	118,977	140,883	(15.5%)	152,597	(22.0%)	436,580	445,566	(2.0%)
Brokerage revenues	308,216	313,537	(1.7%)	348,176	(11.5%)	1,035,012	1,006,346	2.8%
Capital raising	164,061	137,292	19.5%	169,778	(3.4%)	542,645	359,885	50.8%
Advisory fees	208,218	80,842	157.6%	206,665	0.8%	545,365	254,752	114.1%
Investment banking	372,279	218,134	70.7%	376,443	(1.1%)	1,088,010	614,637	77.0%
Asset management and service fees	313,862	230,782	36.0%	295,869	6.1%	887,878	667,496	33.0%
Other income	18,760	20,258	(7.4%)	13,235	41.7%	57,629	50,979	13.0%
Operating revenues	1,013,117	782,711	29.4%	1,033,723	(2.0%)	3,068,529	2,339,458	31.2%
Interest revenue	141,844	114,411	24.0%	133,591	6.2%	402,975	403,956	(0.2%)
Total revenues	1,154,961	897,122	28.7%	1,167,314	(1.1%)	3,471,504	2,743,414	26.5%
Interest expense	10,023	13,822	(27.5%)	14,178	(29.3%)	38,641	51,263	(24.6%)
Net revenues	1,144,938	883,300	29.6%	1,153,136	(0.7%)	3,432,863	2,692,151	27.5%
Non-interest expenses:
Compensation and benefits	672,385	533,638	26.0%	692,054	(2.8%)	2,062,353	1,657,991	24.4%
Occupancy and equipment rental	72,160	68,598	5.2%	70,971	1.7%	215,163	200,935	7.1%
Communication and office supplies	40,432	40,123	0.8%	41,308	(2.1%)	123,565	124,293	(0.6%)
Commissions and floor brokerage	14,744	13,254	11.2%	13,977	5.5%	44,424	43,273	2.7%
Provision for credit losses	(660)	(1,353)	(51.2%)	(9,652)	(93.2%)	(15,564)	33,925	(145.9%)
Other operating expenses	89,375	70,647	26.5%	80,453	11.1%	254,503	215,275	18.2%
Total non-interest expenses	888,436	724,907	22.6%	889,111	(0.1%)	2,684,444	2,275,692	18.0%
Income before income taxes	256,502	158,393	61.9%	264,025	(2.8%)	748,419	416,459	79.7%
Provision for income taxes	64,126	37,866	69.3%	65,948	(2.8%)	184,951	101,456	82.3%
Net income	192,376	120,527	59.6%	198,077	(2.9%)	563,468	315,003	78.9%
Preferred dividends	9,689	9,897	(2.1%)	8,289	16.9%	26,267	19,584	34.1%
Net income available to common shareholders	$182,687	$110,630	65.1%	$189,788	(3.7%)	$537,201	$295,419	81.8%
Earnings per common share: (1)
Basic	$1.70	$1.04	63.5%	$1.76	(3.4%)	$4.99	$2.78	79.5%
Diluted	$1.54	$0.97	58.8%	$1.60	(3.8%)	$4.54	$2.60	74.6%
Weighted average number of common shares outstanding: (1)
Basic	107,379	105,941	1.4%	107,837	(0.4%)	107,655	106,221	1.4%
Diluted	118,475	113,775	4.1%	118,602	(0.1%)	118,355	113,568	4.2%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 2 of 17

Cash dividends declared per common share (1)	$0.15	$0.11	36.4%	$0.15	0.0%	$0.45	$0.33	36.4%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 3 of 17

Non-GAAP Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s except per share information)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change	9/30/2021	9/30/2020	% Change
Revenues:
Commissions	$189,239	$172,654	9.6%	$195,579	(3.2%)	$598,432	$560,780	6.7%
Principal transactions	118,977	140,883	(15.5%)	152,597	(22.0%)	436,580	445,566	(2.0%)
Brokerage revenues	308,216	313,537	(1.7%)	348,176	(11.5%)	1,035,012	1,006,346	2.8%
Capital raising	164,061	137,292	19.5%	169,778	(3.4%)	542,645	359,885	50.8%
Advisory fees	208,218	80,842	157.6%	206,665	0.8%	545,365	254,752	114.1%
Investment banking	372,279	218,134	70.7%	376,443	(1.1%)	1,088,010	614,637	77.0%
Asset management and service fees	313,862	230,782	36.0%	295,869	6.1%	887,878	667,496	33.0%
Other income	18,760	20,258	(7.4%)	13,197	42.2%	57,657	51,158	12.7%
Operating revenues	1,013,117	782,711	29.4%	1,033,685	(2.0%)	3,068,557	2,339,637	31.2%
Interest revenue	141,844	114,411	24.0%	133,591	6.2%	402,975	403,956	(0.2%)
Total revenues	1,154,961	897,122	28.7%	1,167,276	(1.1%)	3,471,532	2,743,593	26.5%
Interest expense	10,023	13,822	(27.5%)	14,178	(29.3%)	38,516	51,263	(24.9%)
Net revenues	1,144,938	883,300	29.6%	1,153,098	(0.7%)	3,433,016	2,692,330	27.5%
Non-interest expenses:
Compensation and benefits	666,605	526,868	26.5%	685,935	(2.8%)	2,044,280	1,635,084	25.0%
Occupancy and equipment rental	72,129	68,493	5.3%	70,938	1.7%	215,068	200,252	7.4%
Communication and office supplies	40,432	40,017	1.0%	41,232	(1.9%)	123,489	123,790	(0.2%)
Commissions and floor brokerage	14,744	13,254	11.2%	13,977	5.5%	44,424	43,273	2.7%
Provision for credit losses	(660)	(1,353)	(51.2%)	(9,652)	(93.2%)	(15,564)	33,925	(145.9%)
Other operating expenses	77,903	64,639	20.5%	70,275	10.9%	223,820	196,789	13.7%
Total non-interest expenses	871,153	711,918	22.4%	872,705	(0.2%)	2,635,517	2,233,113	18.0%
Income before income taxes	273,785	171,382	59.8%	280,393	(2.4%)	797,499	459,217	73.7%
Provision for income taxes	68,443	40,960	67.1%	70,037	(2.3%)	197,087	111,840	76.2%
Net income	205,342	130,422	57.4%	210,356	(2.4%)	600,412	347,377	72.8%
Preferred dividends	9,689	9,897	(2.1%)	8,289	16.9%	26,267	19,584	34.1%
Net income available to common shareholders	$195,653	$120,525	62.3%	$202,067	(3.2%)	$574,145	$327,793	75.2%
Earnings per common share: (1)
Basic	$1.82	$1.14	59.6%	$1.87	(2.7%)	$5.33	$3.09	72.5%
Diluted	$1.65	$1.06	55.7%	$1.70	(2.9%)	$4.85	$2.89	67.8%
Weighted average number of common shares outstanding: (1)
Basic	107,379	105,941	1.4%	107,837	(0.4%)	107,655	106,221	1.4%

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Diluted	118,475	113,775	4.1%	118,602	(0.1%)	118,355	113,568	4.2%
Cash dividends declared per common share (1)	$0.15	$0.11	36.4%	$0.15	0.0%	$0.45	$0.33	36.4%

Consolidated Financial Summary

	Three Months Ended					Nine Months Ended
(Unaudited, $ in 000s except percentages)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change	9/30/2021	9/30/2020	% Change
Net revenues:
Global Wealth Management	$655,533	$526,836	24.4%	$637,567	2.8%	$1,924,595	$1,615,574	19.1%
Institutional Group	492,284	363,365	35.5%	520,811	(5.5%)	1,519,176	1,093,699	38.9%
Other	(2,879)	(6,901)	(58.3%)	(5,242)	(45.1%)	(10,908)	(17,122)	(36.3%)
Total net revenues	$1,144,938	$883,300	29.6%	$1,153,136	(0.7%)	$3,432,863	$2,692,151	27.5%
Operating expenses:
Global Wealth Management	$423,414	$347,906	21.7%	$410,262	3.2%	$1,241,940	$1,086,152	14.3%
Institutional Group	367,192	286,524	28.2%	379,317	(3.2%)	1,135,402	892,069	27.3%
Other	97,830	90,477	8.1%	99,532	(1.7%)	307,102	297,471	3.2%
Total operating expenses	$888,436	$724,907	22.6%	$889,111	(0.1%)	$2,684,444	$2,275,692	18.0%
Operating contribution:
Global Wealth Management	$232,119	$178,930	29.7%	$227,305	2.1%	$682,655	$529,422	28.9%
Institutional Group	125,092	76,841	62.8%	141,494	(11.6%)	383,774	201,630	90.3%
Other	(100,709)	(97,378)	3.4%	(104,774)	(3.9%)	(318,010)	(314,593)	1.1%
Income before income taxes	$256,502	$158,393	61.9%	$264,025	(2.8%)	$748,419	$416,459	79.7%
Financial ratios:
Compensation and benefits	58.7%	60.4%	(170)	60.0%	(130)	60.1%	61.6%	(150)
Non-compensation operating expenses	18.9%	21.7%	(280)	17.1%	180	18.1%	22.9%	(480)
Income before income taxes	22.4%	17.9%	450	22.9%	(50)	21.8%	15.5%	630
Effective tax rate	25.0%	23.9%	110	25.0%	-	24.7%	24.4%	30

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 5 of 17

Consolidated Financial Information and Metrics

	Three Months Ended
(Unaudited, $ in 000s except percentages and per share data)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change
Financial Information:
Total assets	$30,820,334	$25,549,182	20.6%	$29,744,764	3.6%
Total shareholders' equity	$4,791,324	$4,030,687	18.9%	$4,508,790	6.3%
Total common equity	$4,106,324	$3,495,687	17.5%	$3,973,790	3.3%
Less: Goodwill and intangible assets	$(1,310,038)	$(1,327,470)	(1.3%)	$(1,314,818)	(0.4%)
Less: DTL on goodwill and intangible assets	$55,430	$50,389	10.0%	$54,049	2.6%
Tangible common equity	$2,851,716	$2,218,606	28.5%	$2,713,021	5.1%
Preferred equity	$685,000	$535,000	28.0%	$535,000	28.0%

Financial Metrics:
Book value per common share (1)(3)	$39.38	$33.97	15.9%	$37.89	3.9%
Tangible book value per common share (1) (3)	$27.35	$21.56	26.9%	$25.87	5.7%
Return on common equity (4)	17.9%	12.8%		19.4%
Non-GAAP return on common equity (2)(4)	19.2%	14.0%		20.6%
Return on tangible common equity (5)	25.9%	20.4%		28.6%
Non-GAAP return on tangible common equity (2)(5)	27.7%	22.2%		30.5%
Pre-tax margin on net revenues	22.4%	17.9%		22.9%
Non-GAAP pre-tax margin on net revenues (2)	23.9%	19.4%		24.3%
Effective tax rate	25.0%	23.9%		25.0%
Non-GAAP effective tax rate (2)	25.0%	23.9%		25.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 6 of 17

Regulatory Capital
	Three Months Ended
(Unaudited, $ in 000s except percentages)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change
SF Regulatory Capital (6):
Common equity tier 1 capital	$2,816,734	$2,197,654	28.2%	$2,672,682	5.4%
Tier 1 capital	$3,501,734	$2,732,654	28.1%	$3,207,682	9.2%
Risk-weighted assets	$16,993,177	$14,226,930	19.4%	$16,952,415	0.2%
Common equity tier 1 capital ratio	16.6%	15.4%		15.8%
Tier 1 risk based capital ratio	20.6%	19.2%		18.9%
Tier 1 leverage capital ratio	12.0%	11.3%		11.7%
Stifel Bank & Trust Regulatory Capital (6):
Common equity tier 1 capital	$1,145,805	$1,034,480	10.8%	$1,069,763	7.1%
Tier 1 capital	$1,145,805	$1,034,480	10.8%	$1,069,763	7.1%
Risk-weighted assets	$10,727,146	$8,828,450	21.5%	$9,958,105	7.7%
Common equity tier 1 capital ratio	10.7%	11.7%		10.7%
Tier 1 risk based capital ratio	10.7%	11.7%		10.7%
Tier 1 leverage capital ratio	7.0%	7.2%		7.0%
Stifel Bank Regulatory Capital (6):
Common equity tier 1 capital	$309,150	$201,106	53.7%	$326,622	(5.3%)
Tier 1 capital	$309,150	$201,106	53.7%	$326,622	(5.3%)
Risk-weighted assets	$1,480,711	$1,117,013	32.6%	$1,593,962	(7.1%)
Common equity tier 1 capital ratio	20.9%	18.0%		20.5%
Tier 1 risk based capital ratio	20.9%	18.0%		20.5%
Tier 1 leverage capital ratio	7.1%	7.3%		7.1%
Stifel Net Capital:
Net capital	$654,900	$468,500	39.8%	$614,500	6.6%
Excess net capital	$628,600	$443,700	41.7%	$584,000	7.6%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 7 of 17

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, $ in 000s except percentages)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change	9/30/2021	9/30/2020	% Change
Revenues:
Commissions	$133,998	$120,600	11.1%	$139,653	(4.0%)	$421,156	$373,653	12.7%
Principal transactions	50,074	42,027	19.1%	55,209	(9.3%)	158,882	127,976	24.1%
Brokerage revenues	184,072	162,627	13.2%	194,862	(5.5%)	580,038	501,629	15.6%
Asset management and service fees	313,838	230,765	36.0%	295,847	6.1%	887,794	667,446	33.0%
Net interest	130,341	108,181	20.5%	124,686	4.5%	372,802	368,427	1.2%
Investment banking (7)	11,580	8,113	42.7%	11,898	(2.7%)	37,027	26,462	39.9%
Other income	15,702	17,150	(8.4%)	10,274	52.8%	46,934	51,610	(9.1%)
Net revenues	655,533	526,836	24.4%	637,567	2.8%	1,924,595	1,615,574	19.1%
Non-interest expenses:
Compensation and benefits	342,792	277,903	23.3%	341,367	0.4%	1,020,880	834,564	22.3%
Non-compensation operating expenses	80,622	70,003	15.2%	68,895	17.0%	221,060	251,588	(12.1%)
Total non-interest expenses	423,414	347,906	21.7%	410,262	3.2%	1,241,940	1,086,152	14.3%
Income before income taxes	$232,119	$178,930	29.7%	$227,305	2.1%	$682,655	$529,422	28.9%

As a percentage of net revenues:
Compensation and benefits	52.3%	52.7%	(40)	53.5%	(120)	53.0%	51.7%	130
Non-compensation operating expenses	12.3%	13.3%	(100)	10.8%	150	11.5%	15.5%	(400)
Income before income taxes	35.4%	34.0%	140	35.7%	(30)	35.5%	32.8%	270

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 8 of 17

Global Wealth Management - Statistical Information
	Three Months Ended
(Unaudited, $ in 000s except financial advisors and locations)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change
Financial advisors	2,212	2,177	1.6%	2,190	1.0%
Independent contractors	90	94	(4.3%)	92	(2.2%)
Total financial advisors	2,302	2,271	1.4%	2,282	0.9%
Locations	447	451	(0.9%)	446	0.2%
Total client assets	$406,959,000	$325,159,000	25.2%	$402,442,000	1.1%
Fee-based client assets	$150,472,000	$115,162,000	30.7%	$148,838,000	1.1%
Brokerage assets	$256,487,000	$209,997,000	22.1%	$253,604,000	1.1%
Client money market and insured product	$24,974,000	$20,367,000	22.6%	$23,615,000	5.8%
Secured client lending (8)	$3,588,799	$2,783,138	28.9%	$3,451,625	4.0%
Asset Management and Service Fee Revenue ($ in 000s):
Private Client Group (9)	$267,300	$190,799	40.1%	$249,273	7.2%
Asset Management	33,145	27,539	20.4%	32,202	2.9%
Third-party Bank Sweep Program	791	1,623	(51.3%)	1,516	(47.8%)
Other (10)	12,626	10,821	16.7%	12,878	(2.0%)
Total asset management and service fee revenues	$313,862	$230,782	36.0%	$295,869	6.1%
Fee-based Assets ($ in millions):
Private Client Group (9)	$130,931	99,374	31.8%	$129,565	1.1%
Asset Management	33,655	27,196	23.7%	33,289	1.1%
Elimination (11)	(14,114)	(11,408)	23.7%	(14,015)	0.7%
Total fee-based assets	$150,472	$115,162	30.7%	$148,839	1.1%
Third-party Bank Sweep Program	$6,051	$4,691	29.0%	$5,795	4.4%
ROA (bps) (12):
Private Client Group (9)	82.5	83.5		83.2
Asset Management	39.4	40.5		38.7
Third-party Bank Sweep Program	5.0	15.2		9.9

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 9 of 17

Institutional Group - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, $ in 000s except percentages)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change	9/30/2021	9/30/2020	% Change
Revenues:
Commissions	$55,241	$52,054	6.1%	$55,926	(1.2%)	$177,276	$187,127	(5.3%)
Principal transactions	68,904	98,856	(30.3%)	97,388	(29.2%)	277,699	317,590	(12.6%)
Brokerage revenues	124,145	150,910	(17.7%)	153,314	(19.0%)	454,975	504,717	(9.9%)
Capital raising	152,481	129,179	18.0%	157,880	(3.4%)	505,618	333,442	51.6%
Advisory fees	208,218	80,842	157.6%	206,665	0.8%	545,365	254,733	114.1%
Investment banking	360,699	210,021	71.7%	364,545	(1.1%)	1,050,983	588,175	78.7%
Other income (13)	7,440	2,434	205.7%	2,952	152.0%	13,218	807	nm
Net revenues	492,284	363,365	35.5%	520,811	(5.5%)	1,519,176	1,093,699	38.9%
Non-interest expenses:
Compensation and benefits	283,063	210,754	34.3%	299,469	(5.5%)	884,156	658,162	34.3%
Non-compensation operating expenses	84,129	75,770	11.0%	79,848	5.4%	251,246	233,907	7.4%
Total non-interest expenses	367,192	286,524	28.2%	379,317	(3.2%)	1,135,402	892,069	27.3%
Income before income taxes	$125,092	$76,841	62.8%	$141,494	(11.6%)	$383,774	$201,630	90.3%

As a percentage of net revenues:
Compensation and benefits	57.5%	58.0%	(50)	57.5%	-	58.2%	60.2%	(200)
Non-compensation operating expenses	17.1%	20.9%	(380)	15.3%	180	16.5%	21.4%	(490)
Income before income taxes	25.4%	21.1%	430	27.2%	(180)	25.3%	18.4%	690

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 10 of 17

Stifel Bancorp - Financial Information and Credit Metrics

	Three Months Ended
(Unaudited, $ in 000s except percentages)	9/30/2021	9/30/2020	% Change	6/30/2021	% Change
Stifel Bancorp Financial Information:
Total assets	$22,164,598	$17,854,768	24.1%	$21,250,293	4.3%
Total shareholder's equity	$1,607,936	$1,378,981	16.6%	$1,563,380	2.8%
Total loans, net (includes loans held for sale)	$13,658,697	$10,932,235	24.9%	$13,164,958	3.8%
Commercial and industrial	5,033,313	4,080,939	23.3%	4,950,516	1.7%
Residential real estate	4,952,372	3,804,836	30.2%	4,567,467	8.4%
Securities-based loans	2,581,705	1,841,516	40.2%	2,331,737	10.7%
Commercial real estate	369,502	386,957	(4.5%)	370,517	(0.3%)
Other	694,395	639,440	8.6%	678,570	2.3%
Loans held for sale	156,110	281,475	(44.5%)	394,017	(60.4%)
Investment securities	$7,587,896	$6,219,000	22.0%	$7,264,849	4.4%
Available-for-sale securities, at fair value	2,242,465	2,823,885	(20.6%)	2,279,678	(1.6%)
Held-to-maturity securities, at amortized cost	5,345,431	3,395,115	57.4%	4,985,171	7.2%
Total deposits	$20,398,874	$16,400,001	24.4%	$19,608,800	4.0%
Demand deposits (interest-bearing)	19,729,032	16,017,047	23.2%	18,908,576	4.3%
Demand deposits (non interest-bearing)	635,059	271,056	134.3%	643,890	(1.4%)
Certificates of deposit	34,783	111,898	(68.9%)	56,334	(38.3%)

Credit Metrics:
Allowance for credit losses	$114,531	$135,275	(15.3%)	$115,190	(0.6%)
Allowance as a percentage of retained loans	0.84%	1.26%		0.90%
Net charge-offs as a percentage of average loans	0.00%	0.00%		0.03%
Total nonperforming assets	$8,449	$14,615	(42.2%)	$9,808	(13.9%)
Nonperforming assets as a percentage of total assets	0.04%	0.08%		0.05%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 11 of 17

Loans and Lending Commitments - Allowance for Credit Losses

	Loans and Lending
(Unaudited, $ in 000s except percentages)	Commitments	ACL	ACL %	Q3 Provision
Commercial and industrial	$5,033,313	$46,687	0.9%	$(256)
Residential real estate	4,952,372	23,904	0.5%	2,637
Securities-based loans	2,581,705	3,327	0.1%	808
Commercial real estate	369,502	5,321	1.4%	(6,582)
Other	694,395	15,054	2.2%	(1,510)
Loans held for investment, gross	13,631,287	94,293	0.7%	(4,903)
Loans held for sale	156,110
Total loans, gross	13,787,397
Lending commitments	3,519,000	20,238	0.6%	4,243
Loans and lending commitments	$17,306,397	$114,531		$(660)

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Consolidated Net Interest Income
	Three Months Ended
	September 30, 2021			September 30, 2020			June 30, 2021
($ in millions, except percentages)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,537.9	$1.0	0.27%	$1,789.8	$1.1	0.25%	$1,249.2	$0.8	0.26%
Financial instruments owned	1,001.2	3.6	1.43%	801.3	2.9	1.46%	979.7	2.5	1.04%
Margin balances	1,081.0	6.6	2.45%	872.5	5.8	2.66%	1,059.3	6.3	2.37%
Investments:
Asset-backed securities	5,393.1	25.2	1.87%	4,838.7	25.3	2.09%	5,132.9	22.8	1.77%
Mortgage-backed securities	1,068.4	3.7	1.40%	824.0	3.2	1.55%	1,070.5	4.1	1.53%
Corporate fixed income securities	775.7	5.3	2.72%	551.8	3.5	2.50%	709.7	4.6	2.61%
Other	4.9	-	1.95%	7.3	-	2.04%	5.8	-	2.11%
Total investments	7,242.1	34.2	1.89%	6,221.8	32.0	2.06%	6,918.9	31.5	1.82%
Loans:
Commercial and industrial	4,915.9	40.9	3.33%	4,036.3	30.1	2.98%	5,055.4	43.3	3.43%
Residential real estate	4,743.3	30.7	2.59%	3,711.2	26.1	2.81%	4,296.5	28.5	2.66%
Securities-based loans	2,425.0	11.7	1.94%	1,787.1	9.2	2.05%	2,214.1	10.8	1.94%
Commercial real estate	365.3	3.4	3.77%	400.0	3.8	3.76%	417.7	3.0	2.89%
Loans held for sale	364.1	2.8	3.02%	460.1	2.6	2.25%	286.7	1.6	2.20%
Other	677.4	5.6	3.30%	602.9	4.5	3.02%	688.6	5.2	3.03%
Total loans	13,491.0	95.1	2.82%	10,997.6	76.3	2.77%	12,959.0	92.4	2.85%
Other interest-bearing assets	702.5	1.3	0.74%	547.7	(3.7)	(2.69%)	698.9	0.1	0.01%
Total interest-bearing assets/ interest income	25,055.7	141.8	2.26%	21,230.7	114.4	2.16%	23,865.0	133.6	2.24%
Interest-bearing liabilities:
Senior notes	1,113.0	11.9	4.26%	1,411.8	15.4	4.37%	1,112.7	12.0	4.30%
Deposits	19,545.5	1.1	0.02%	16,379.2	1.5	0.04%	18,637.1	1.2	0.03%
Federal Home Loan advances	5.7	-	0.28%	157.1	0.5	1.31%	60.3	-	0.27%
Other interest-bearing liabilities	1,346.0	(3.0)	(0.87%)	1,071.6	(3.6)	(1.34%)	1,441.9	1.0	0.26%
Total interest-bearing liabilities/ interest expense	$22,010.2	10.0	0.18%	$19,019.7	13.8	0.29%	$21,252.0	14.2	0.27%
Net interest income/margin		$131.8	2.10%		$100.6	1.90%		$119.4	2.00%

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Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2021 Earnings Release	Page 14 of 17

Stifel Bancorp Net Interest Income
	Three Months Ended
	September 30, 2021			September 30, 2020			June 30, 2021
($ in millions, except percentages)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$730.0	$0.3	0.19%	$786.0	$0.3	0.14%	$611.9	$0.2	0.14%
Investments	7,242.1	34.2	1.89%	6,221.8	32.0	2.06%	6,918.9	31.5	1.82%
Loans	13,491.0	95.1	2.82%	10,997.6	76.3	2.77%	12,959.0	92.4	2.85%
Other interest-bearing assets	43.5	0.4	3.10%	42.9	0.2	2.86%	44.5	0.4	3.21%
Total interest-bearing assets/ interest income	$21,506.6	$130.0	2.42%	$18,048.3	$108.8	2.41%	$20,534.3	$124.5	2.42%
Interest-bearing liabilities:
Deposits	$19,545.5	$1.1	0.02%	$16,379.2	$1.5	0.04%	$18,637.1	$1.2	0.03%
Federal Home Loan advances	5.7	-	0.28%	157.1	0.5	1.31%	60.3	-	0.27%
Other interest-bearing liabilities	1.3	-	6.87%	1.5	-	6.08%	1.3	0.1	7.44%
Total interest-bearing liabilities/ interest expense	$19,552.5	1.1	0.02%	$16,537.8	2.0	0.05%	$18,698.7	1.3	0.03%
Net interest income/margin		$128.9	2.40%		$106.8	2.37%		$123.2	2.40%

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GAAP to Core Reconciliation
	Three Months Ended					Nine Months Ended
(Unaudited, $ in 000s except percentages)	9/30/2021	9/30/2020	Change	6/30/2021	Change	9/30/2021	9/30/2020	Change
GAAP net revenues	$1,144,938	$883,300		$1,153,136		$3,432,863	$2,692,151
Non-GAAP adjustments	-	-		(38)		153	179
Non-GAAP net revenues	1,144,938	883,300		1,153,098		3,433,016	2,692,330

GAAP compensation and benefits expense	672,385	533,638		692,054		2,062,353	1,657,991
Merger-related (14)	(5,780)	(6,770)		(6,119)		(18,073)	(22,907)
Non-GAAP compensation and benefits expense	666,605	526,868		685,935		2,044,280	1,635,084

GAAP non-compensation operating expenses	216,051	191,269		197,057		622,091	617,701
Merger-related (14)	(11,503)	(6,219)		(10,287)		(30,854)	(19,672)
Non-GAAP non-compensation operating expenses	204,548	185,050		186,770		591,237	598,029

GAAP provision for income taxes	64,126	37,866		65,948		184,951	101,456
Merger-related and other (14)	4,317	3,094		4,089		12,136	10,384
Non-GAAP provision for income taxes	68,443	40,960		70,037		197,087	111,840
Total merger-related adjustments	(17,283)	(12,989)		(16,368)		(49,080)	(42,758)

Financial ratios:
Compensation and benefits	58.2%	59.6%	(140)	59.5%	(130)	59.5%	60.7%	(120)
Non-compensation operating expenses	17.9%	21.0%	(310)	16.2%	170	17.3%	22.2%	(490)
Income before income taxes	23.9%	19.4%	450	24.3%	(40)	23.2%	17.1%	610
Effective tax rate	25.0%	23.9%	110	25.0%	-	24.7%	24.4%	30

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Footnotes

(1)	All share and per share information has been retroactively adjusted to reflect the December 2020 three-for-two stock split.
(2)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(3)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders' equity (defined below) divided by period end common shares outstanding.

(4)

Annualized return on average common shareholders’ equity (“ROE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(5)

Annualized return on average tangible common shareholders’ equity (“ROTE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible shareholders’ equity or, in the case of non-GAAP ROTE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible shareholders’ equity. Tangible common shareholders’ equity equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $54.5 million, $49.6 million, and $53.1 million, as of September 30, 2021 and 2020, and June 30, 2021, respectively. Historical periods have been restated to conform with the current period presentation.

(6)	Regulatory capital amounts and ratios are estimates at the time of the Company's earnings release on October 27, 2021.
(7)	Includes capital raising and advisory fee revenues.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(13)	Includes net interest, asset management and service fees, and other income.
(14)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

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Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company's future results, financial condition and liquidity, see "Risk Factors" in Part I of the Company's Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Statements about the effects of the COVID-19 pandemic on the Company's business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected.

Use of Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company's financial results for the three and nine months ended September 30, 2021. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company's core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company's results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company's business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company's financial performance should be considered together.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read

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